Purchase-leaseback Transactions (Tables)	12 Months Ended
Dec. 31, 2016
Purchase Leaseback Transactions [Abstract]
Schedule Of Purchase Price Allocation Of Containers

The containers were recorded at fair value and the difference between the purchase price and the fair value of the containers was recorded as prepaid expenses and other current assets, resulting in the following purchase price allocation:

Containers, net	$14,015
Prepaid expenses and other current assets	7,136
Purchase price	$21,151